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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
         Date of report (date of earliest event reported) June 10, 1997


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                    POTASH CORPORATION OF SASKATCHEWAN INC.
             (Exact name of registrant as specified in its charter)

                                  SASKATCHEWAN
         (State or other jurisdiction of incorporation or organization)
                                    1-10351
                             (Commission File No.)
                                      N/A
                      (I.R.S. employer identification no.)

                       122 - 1ST AVENUE SOUTH, SUITE 500
                    SASKATOON, SASKATCHEWAN, CANADA S7K 7G3
                                  306-933-8500

 (Address and telephone number of the registrant's principal executive offices)

                                      N/A
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

        On June 10, 1997, Potash Corporation of Saskatchewan Inc. issued the press release filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1   Press release issued on June 10, 1997.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    POTASH CORPORATION OF
                                    SASKATCHEWAN INC.


Date:  June 11, 1997                By: /s/ JOHN L.M. HAMPTON
                                    -------------------------
                                    Name:  John L.M. Hampton
                                    Title: Senior Vice President,
                                    General Counsel and Secretary



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                                 EXHIBIT INDEX




EXHIBIT         DESCRIPTION

99.1            Press release issued on June 10, 1997.